Ohio National Fund, Inc.	March 6, 2015

Omni Portfolio

Supplement to Summary Prospectus Dated May 1, 2014

Under the section “Management,” the following information regarding Andrew Wong is added:

Andrew Wong, Director of Research at Suffolk, has been a co-portfolio manager of the equity component of the Portfolio since January 2014.